UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2025

AEROVIRONMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33261	95-2705790
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)

241 18th Street South, Suite 650
Arlington, Virginia	22202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 520-8350

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	AVAV	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 18, 2025, AeroVironment, Inc. (the “Company”) executed a new lease (the “Lease”) with QOZ 201CC TWO, LLC (the “Landlord”) for certain premises consisting of approximately 130,733 square feet located at 4387 West 2100 South, West Valley City, Utah 84120 (the “Premises”). The Lease will commence on the earlier of the Company occupying the Premises and conducting business therein, or the date of substantial completion of improvements as defined within the Lease (the “Commencement Date”). The Lease expires on the last day of the 126th full calendar month following the Commencement Date unless otherwise terminated or extended pursuant to the terms of the Lease.

The base monthly rent during the Lease term is as follows:

Month of Lease Term	Base Monthly Rent
1-12	$146,420.96
13-24	$151,545.69
25-36	$156,849.79
37-48	$162,339.54
49-60	$168,021.42
61-72	$173,902.17
73-84	$179,988.74
85-96	$186,288.35
97-108	$192,808.44
109-120	$199,556.74
121-126	$206,541.22

The Company will also be responsible for its proportionate share of the building’s operating expenses, including property taxes.

Common Terms

The Company has two options to extend the lease term for five consecutive years each by providing written notice between 270 days and 360 days before the expiration of such lease term. During any extension term for such lease, the base rent will be equal to the then current market rent, but not less than the base rent for the last month for such lease.

The foregoing description of the lease does not purport to be complete and is qualified in its entirety by reference to the complete text of such document, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended January 31, 2026.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEROVIRONMENT, INC.

Date: December 23, 2025	By:	/s/ Melissa Brown
Melissa Brown
Executive Vice President, Chief Legal and Compliance Officer & Corporate Secretary

3